                                  EXHIBIT 99.1


THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



                                                                                        PAGE
                                                                                        ----
Independent Auditors' Report                                                               7

Balance Sheets as of January 31, 2000 and 1999 and as of
  April 30, 2000 (Unaudited)                                                               8

Statements of Operations for the Years Ended January 31, 2000 and January 31,
  1999 and for the Three Months Ended April 30, 2000 and 1999 (Unaudited)                  9

Statements of Stockholder's Net Investment for the Years Ended
  January 31, 2000 and 1999 and for the Three Months Ended
  April 30, 2000 (Unaudited)                                                              10

Statements of Cash Flows for the Years Ended January 31, 2000 and 1999 and for
  the Three Months Ended April 30, 2000 and 1999 (Unaudited)                              11

Notes to Financial Statements                                                             12

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of Telcordia Technologies, Inc.:

We have audited the accompanying balance sheets of the AirBoss Business Unit ("AirBoss") of Telcordia Technologies, Inc. (the "Company") (a wholly-owned subsidiary of Science Applications International Corporation) as of January 31, 2000 and 1999, and the related statements of operations, stockholder's net investment (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of AirBoss at January 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/S/ DELOITTE & TOUCHE LLP

Jericho, New York
July 7, 2000

THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

BALANCE SHEETS
(IN THOUSANDS OF DOLLARS)
--------------------------------------------------------------------------------


                                                     JANUARY 31,
                                                --------------------        APRIL 30,
                                                 2000           1999           2000
                                                -----          -----          -----
                                                                            (UNAUDITED)
ASSETS
Current Assets:
    Accounts Receivable:
      Billed                                    $ 609          $ 309          $ 260
      Unbilled                                     --             16             --
                                                -----          -----          -----
    Total Account Receivable                      609            325            260
                                                -----          -----          -----

Property and Equipment:
    Computer Equipment, at Cost                   811            758            772
    Accumulated Depreciation                     (548)          (502)          (465)
                                                -----          -----          -----
    Property and Equipment, Net                   263            256            307

                                                -----          -----          -----
    Total Assets                                $ 872          $ 581          $ 567
                                                =====          =====          =====


LIABILITIES AND STOCKHOLDER'S
NET INVESTMENT (DEFICIT)
Current Liabilities:
    Accounts Payable                              144             24            103
    Deferred Revenue                              220            327            397
    Accrued Payroll Related Costs                 324            374            214
    Other Accrued Liabilities                       5              5             18
                                                -----          -----          -----
      Total Current Liabilities                   693            730            732
                                                -----          -----          -----

Stockholder's Net Investment (Deficit)            179           (149)          (165)

    Total Liabilities and Stockholder's
                                                -----          -----          -----
      Net Investment (Deficit)                  $ 872          $ 581          $ 567
                                                =====          =====          =====


    See Notes to Financial Statements.

THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

STATEMENTS OF OPERATIONS
(IN THOUSANDS OF DOLLARS)
--------------------------------------------------------------------------------

                                                                                      THREE MONTHS ENDED
                                                  YEARS ENDED JANUARY 31,                  APRIL 30,
                                                 ------------------------          ------------------------
                                                   2000             1999             2000             1999
                                                 -------          -------          -------          -------
                                                                                           (UNAUDITED)
Revenues:
     Product                                     $ 4,511          $   294          $   339          $    47
     Other                                            15               79               --               --
                                                 -------          -------          -------          -------
     Total Revenue                                 4,526              373              339               47

Cost of Sales:
     Product                                       3,280            1,239              809              302
     Other                                             8               29               --               --
                                                 -------          -------          -------          -------
     Total Cost of Sales                           3,288            1,268              809              302

                                                 -------          -------          -------          -------
     Gross Profit (Loss)                           1,238             (895)            (470)            (255)

Operating Expenses:
     Research and Development                        622            1,017              188              355
     Selling, General and Administrative           2,188            1,440              461              581
                                                 -------          -------          -------          -------
     Total Operating Expenses                      2,810            2,457              649              936
                                                 -------          -------          -------          -------
Net Loss                                         $(1,572)         $(3,352)         $(1,119)         $(1,191)
                                                 =======          =======          =======          =======


     See Notes to Financial Statements.

THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

STATEMENTS OF STOCKHOLDER'S NET INVESTMENT (DEFICIT)
(IN THOUSANDS OF DOLLARS)
--------------------------------------------------------------------------------


BALANCE, FEBRUARY 1, 1998                                            $    --
     Net Loss                                                         (3,352)
     Transfers from Telcordia Technologies, Inc.                       3,203
                                                                     -------

BALANCE, JANUARY 31, 1999                                               (149)
     Net Loss                                                         (1,572)
     Transfers from Telcordia Technologies, Inc.                       1,900
                                                                     -------

BALANCE, JANUARY 31, 2000                                                179
     Net Loss (Unaudited)                                             (1,119)
     Transfers from Telcordia Technologies, Inc. (Unaudited)             775
                                                                     -------

BALANCE, APRIL 30, 2000 (Unaudited)                                  $  (165)
                                                                     =======


     See Notes to Financial Statements.

THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

STATEMENTS OF CASH FLOWS
(IN THOUSANDS OF DOLLARS)
--------------------------------------------------------------------------------

                                                                                               THREE MONTHS ENDED
                                                           YEARS ENDED JANUARY 31,                  APRIL 30,
                                                          ------------------------          ------------------------
                                                           2000             1999             2000             1999
                                                          -------          -------          -------          -------
                                                                                                   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Loss                                              $(1,572)         $(3,352)         $(1,119)         $(1,191)

    Adjustments to reconcile net loss to net cash from operating activities:

    Depreciation and Amortization                             141               69               41               34

    Changes in assets and liabilities:
      Accounts Receivable                                    (300)            (309)             349             (283)
      Unbilled Receivables                                     16              (16)              --               16
      Accounts Payable                                        120               24              (41)              19
      Deferred Revenue                                       (107)             327              177              (36)
      Accrued Payroll Related Costs                           (50)             374              (97)            (153)
      Other Accrued Liabilities                                --                5               --               --
                                                          -------          -------          -------          -------

    Net cash from operating activities                     (1,752)          (2,878)            (690)          (1,594)
                                                          -------          -------          -------          -------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of Property and Equipment                      (148)            (325)             (85)             (32)
                                                          -------          -------          -------          -------

    Net cash from investing activities                       (148)            (325)             (85)             (32)
                                                          -------          -------          -------          -------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Net transfers from Telcordia
      Technologies, Inc.                                    1,900            3,203              775            1,626
                                                          -------          -------          -------          -------

    Net cash from financing activities                      1,900            3,203              775            1,626
                                                          -------          -------          -------          -------

Change in Cash and Cash Equivalents                            --               --               --               --
Cash and Cash Equivalents, beginning of
  period                                                       --               --               --               --
                                                          -------          -------          -------          -------
Cash and Cash Equivalents, end of
  period                                                  $    --          $    --          $    --          $    --
                                                          =======          =======          =======          =======

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

    Accounts Receivable Transferred  in
      at Inception of Business                            $    --          $    48          $    --          $    --
                                                          =======          =======          =======          =======

    See Notes to Financial Statements.

THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED JANUARY 31, 2000 AND 1999 AND THE THREE MONTHS ENDED APRIL 30, 2000 AND 1999 (INFORMATION AS OF AND FOR THE THREE MONTHS ENDED APRIL 30, 2000 AND 1999 IS UNAUDITED)
--------------------------------------------------------------------------------

1.      BACKGROUND AND BASIS OF PRESENTATION

        On May 4, 2000, Telcordia Technologies Inc. ("Telcordia" or the "Company"), a subsidiary of Science Applications International Corporation ("SAIC"), and Geoworks, Inc. ("Geoworks") signed a letter of intent to sell Telcordia's AirBoss(R) Wireless product line ("AirBoss") to Geoworks in exchange for Geoworks common stock. Geoworks will acquire all assets associated with the business, including fixed assets and intellectual property related to the AirBoss. The amount of Geoworks common to be exchanged will be determined by using a formula based on the average price of Geoworks common stock for the last ten trading days up to the sale date, anticipated to be on mid-July 2000.

        AirBoss develops, markets, and sells a suite of patented software products and consulting services that provide enhanced wireless access to corporate data (such as e-mail, intranets, and the internet) over a wide variety of wireless networks and computing devices. These leading-edge wireless solutions help businesses gain and maintain a competitive advantage by allowing information assets to be used more effectively by mobile workers. The AirBoss product was internally-developed by Telcordia as a research and development effort beginning in 1995.

        The financial statements of AirBoss reflect the historical results of operations and cash flows of the AirBoss business unit of Telcordia during each respective period. The financial statements have been prepared using Telcordia's historical bases in the assets and liabilities and the historical results of operations of AirBoss. The financial information included herein may not reflect the operating results, changes in stockholder's net investment, and cash flows of AirBoss in the future or what they would have been had AirBoss been a stand-alone entity during the periods presented.

        The inception of business for AirBoss was deemed to be February 1, 1998, at which time the Company started capturing all direct costs of AirBoss for management reporting. Prior to that time, AirBoss was a research and development effort with two contracts in progress. The business was deemed to have started with the transfer of these contracts to the AirBoss business unit.

        The financial statements include allocations of certain Telcordia and SAIC expenses, including centralized corporate functions such as accounting, legal, treasury, facilities management, procurement, information technology, marketing and sales, research and development, and other Telcordia and SAIC activities and services. The financial statements also include allocations of certain expenses from the operating division that AirBoss is included in. The expense allocations have been determined on the bases that Telcordia considered to be reasonable reflections of the utilization of services provided or the benefit received by AirBoss. Included in cost of sales are $19,000, $66,000, $3,000 and $18,000 of allocated expenses for the years ended January 31, 1999 and 2000 and for the three months ended April 30, 1999 and 2000, respectively. Included in research and development expenses are $1,000, $2,000, $-0- and $1,000 of allocated expenses for the years ended January 31, 1999 and 2000 and for the three months ended April 30, 1999 and 2000, respectively. Included in selling, general and administrative expenses are $245,000, $1,034,000, $44,000 and $232,000 of allocated expenses for the years ended January 31, 1999 and 2000 and for the three months ended April 30, 1999 and 2000, respectively.

THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED JANUARY 31, 2000 AND 1999 AND THE THREE MONTHS ENDED APRIL 30, 2000 AND 1999 (INFORMATION AS OF AND FOR THE THREE MONTHS ENDED APRIL 30, 2000 AND 1999 IS UNAUDITED)
--------------------------------------------------------------------------------

2.      SIGNIFICANT ACCOUNTING POLICIES

        USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

        INTERIM FINANCIAL INFORMATION - The financial information as of April 30, 2000 and 1999 and for the three months ended April 30, 2000 and 1999 is unaudited and includes all adjustments, consisting only of normal and recurring accruals, that Telcordia management considers necessary for a fair presentation of its financial position, operating results, and cash flows. Results for the three months ended April 30, 2000 are not necessarily indicative of results to be expected for the full fiscal year 2001 or for any future period.

        CASH AND CASH EQUIVALENTS - Historically, Telcordia has managed cash and cash equivalents on a centralized basis. Cash receipts associated with AirBoss are aggregated with other customer receipts and are held at the corporate level. Telcordia also funds all disbursements of AirBoss.

        PROPERTY AND EQUIPMENT - Property and equipment are stated at cost and consist principally of computer equipment. Depreciation of property and equipment is computed on a straight-line basis generally over a period of three years. The Company periodically reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. No such impairment losses with respect to the AirBoss property and equipment have been identified by the Company.

        SOFTWARE DEVELOPMENT COSTS - Costs for the development of new software or enhancements to existing software are expensed as incurred until technological feasibility has been established, after which any development costs would be capitalized in accordance with Statement of Financial Accounting Standards ("SFAS") No. 86, "Computer Software to be Sold, Leased, or Otherwise Marketed." With respect to AirBoss, Telcordia believes its current process for developing software results in the establishment of technological feasibility when the software is substantially complete. Accordingly, no costs have been capitalized to date.

        STOCKHOLDER'S NET INVESTMENT - Stockholder's net investment represents Telcordia's net investment in AirBoss. Because there has not been any intercompany debt between AirBoss and Telcordia, no interest income or expense has been allocated to, or included in, the accompanying financial statements.

THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED JANUARY 31, 2000 AND 1999 AND THE THREE MONTHS ENDED APRIL 30, 2000 AND 1999 (INFORMATION AS OF AND FOR THE THREE MONTHS ENDED APRIL 30, 2000 AND 1999 IS UNAUDITED)
--------------------------------------------------------------------------------

2.      SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        REVENUE RECOGNITION - Revenue is recognized when it is earned in accordance with applicable accounting standards, including American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-2, Software Revenue Recognition, as amended, and SOP No. 81-1, "Accounting for Performance of Construction-Type and Certain Production-Type Contracts". Revenue from software license arrangements where no significant production, modification, or customization of software is required is recognized when the software is delivered, the sales price is fixed and determinable, and collection of the resulting receivable is probable. Revenue from arrangements which require significant production, modification, or customization of software is recognized on a percentage of completion basis as the work effort progresses. AirBoss provides its customers with maintenance or post-contract support services, which generally consist of bug-fixing and telephone access to AirBoss technical personnel, but may also include the right to receive unspecified product updates, upgrades and enhancements, on a when and if available basis. Revenue from these services is recognized ratably over the contract period. Post-contract support services included in the initial license fee are allocated from the total contract amount based on the relative fair value as established by vendor specific objective evidence ("VSOE"). For multiple-element arrangements, VSOE of fair value is determined based on the price charged when the same element is sold separately or, for elements not yet being sold separately, the price established by management having the relevant authority. If VSOE of fair value does not exist for one or more delivered elements of a multi-element arrangement and VSOE of fair value exists for all undelivered elements, then revenue is recognized using the "residual method."

        AirBoss recognizes revenue from the resale of third party hardware when delivered to the customer. The equipment purchases are charged to cost of goods sold.

        Certain contracts of the AirBoss business unit are an allocated portion of larger Telcordia or SAIC contracts. At contract signing, contract value was primarily allocated ratably to the performing business units (including AirBoss) based on estimated total costs to complete the various business unit portions of the contract. Revisions in the estimated cost to complete any individual business unit portion of the contract do not generate a reallocation of contract value. However, scope changes to the initial work efforts relating to a particular business unit portion of the contract may increase or decrease contract value if the work efforts were transferred from another business unit of Telcordia, or if the customer amends the contract to include the additional efforts for a fee. The revenue allocations have been determined by Telcordia, SAIC and AirBoss management to be reasonable reflections of the fair value of services provided by AirBoss. Management believes that the revenues allocated to AirBoss are representative of the revenues it would have realized had AirBoss been operated on a stand-alone basis.

        Other revenues consist of revenue generated by AirBoss relating to contracts associated with other Telcordia business units. Other cost of sales consist of expenses incurred by AirBoss relating to contracts associated with other Telcordia business units.

        Deferred revenue consist primarily of amounts billed to customers pursuant to the terms specified in contracts but for which revenue has not been recognized.

THE AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED JANUARY 31, 2000 AND 1999 AND THE THREE MONTHS ENDED APRIL 30, 2000 AND 1999 (INFORMATION AS OF AND FOR THE THREE MONTHS ENDED APRIL 30, 2000 AND 1999 IS UNAUDITED)
--------------------------------------------------------------------------------

2.      SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        INCOME TAXES - AirBoss operating results historically have been included in the consolidated U.S. and state income tax returns of Telcordia's parent company, SAIC. The provision for income taxes in the AirBoss financial statements has been determined on a separate-return basis. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. An offsetting valuation allowance has been recognized to reflect the uncertainty surrounding the ultimate recoverability of deferred tax assets.

        FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying amounts for accounts receivable and accounts payable and accrued expenses approximate their fair value due to the short maturity of these instruments.

        CONCENTRATION OF CREDIT RISK - Financial instruments which potentially expose AirBoss to a concentration of credit risk primarily consist of accounts receivable. AirBoss primarily sells its products to large customers who are dispersed across several geographic regions and who principally are in the telecommunications and high technology industries. AirBoss believes no significant concentrations of credit risk exist with respect to accounts receivable. For the year ended January 31, 2000, two customers represented 88% of revenues. For the year ended January 31, 1999, two customers represented 100% of revenues

3.      INCOME TAXES

        Significant components of deferred tax assets are comprised of the following:

                                           1999            2000
                                         -------          -------
    Assets:
Net operating loss carryforwards         $ 1,301          $ 1,929
Accrued liabilities                           40               41
                                         -------          -------
                                           1,341            1,970
Less: Valuation allowance                 (1,341)          (1,970)
                                         -------          -------
Net deferred tax asset                   $    --          $    --
                                         =======          =======

        The increase in the valuation allowance for the year ended January 31, 2000 was due to an increase in deferred tax assets for which realization was not more likely than not.

        The primary reason the effective tax rate varied from the U.S. Federal income tax rate of 35% was net losses incurred which produced no tax benefit.